Exhibit 10.1

AMENDMENT NO. 2

TO

EMPLOYMENT AGREEMENT

BY AND BETWEEN

TESSCO TECHNOLOGIES INCORPORATED AND ROBERT B. BARNHILL, JR.

TESSCO TECHNOLOGIES INCORPORATED (the “Company”) and ROBERT B. BARNHILL, JR. (“Executive”) wish to amend the Employment Agreement dated August 31, 2006 (as heretofore amended by Amendment No. 1 thereto, the “Existing Agreement”) to extend the Regular Term thereof (and reduce the Transition Period thereunder) by three fiscal years as hereinafter set forth, which amendment will not extend the overall Term of Executive’s Employment. Capitalized terms defined in the Existing Agreement and used in this Amendment No. 2 without further definition have the meanings ascribed to them in the Existing Agreement.

Accordingly, the Existing Agreement is amended as follows, effective as of May 7, 2010 (the “Amendment Effective Date”):

1.                                       Recital B of the Existing Agreement (which, among other things, defines the terms “Regular Term” and “Transition Period”) is replaced in its entirety with the following:

B.            The Board of Directors of the Company (the “Board”) is desirous of securing Executive’s continued commitment to serving as President, Chief Executive Officer, and Chairman of the Company for the eight-fiscal-year period commencing as of the Effective Date and extending through the Company’s fiscal year ending in 2014 (the “Regular Term”), by which time the Board and Executive intend to have developed a succession plan and to have engaged a new President and CEO. The Board further wishes to obtain Executive’s commitment to serve in the role of Executive Chairman (in addition to his service as a member of the Board) during the two succeeding fiscal years extending through the end of the Company’s fiscal year ending in 2016 (the “Transition Period”), during which period he would initially be responsible for transition and then would serve as a senior advisor to the new CEO and the Board.

2.                                       Except as modified by this Amendment No. 2, the provisions of the Existing Agreement are hereby ratified and affirmed.

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IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 under seal as of the Amendment Effective Date.

WITNESS/ATTEST:	TESSCO TECHNOLOGIES INCORPORATED

/S/	By:	/S/ David M. Young(SEAL)
David M. Young
Senior Vice President and
Chief Financial Officer

EXECUTIVE

/S/	/S/ Robert B. Barnhill, Jr. (SEAL)
Robert B. Barnhill, Jr.